                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 24, 1999


                     Advanta Mortgage Conduit Services, Inc.
             (Exact name of registrant as specified in its charter)



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
                    Delaware                    333-52351-05                  Applied For
          (State or Other Jurisdiction        (Commission File             (I.R.S. Employer
                of Incorporation)                  Number)                Identification No.)


              Attention: President                                               92127
           10790 Rancho Bernardo Drive                                        (Zip Code)
              San Diego, California
    (Address of Principal Executive Offices)
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               Registrant's telephone number, including area code
                                 (619) 674-1800

                                    No change
          (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $3,595,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-52351) (the "Registration Statement").

                  Pursuant to the Registration Statement, the Sponsor formed Advanta Mortgage Loan Trust 1999-1 (the "Trust") which issued approximately $800,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates (the "Certificates"), on March 9, 1999 (the "Closing Date").

                  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to an Pooling and Servicing Agreement (the "P&S Agreement") attached hereto as Exhibit 4.1, dated as of March 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  The primary assets of the Trust are pool of closed-end mortgage loans ("Mortgage Loans"), used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan, secured primarily by mortgages on single-family residences (which may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated September 15, 1998, the Preliminary Prospectus Supplement dated February 19, 1999 filed pursuant to Rule 424(b)(3) of the Act with the Commission and the Prospectus Supplement dated February 24, 1999 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated February 24, 1999, between the Sponsor and Salomon Smith Barney as Representative of the Underwriters.

                  4.1 Pooling and Servicing Agreement, dated March 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  4.2 Certificate Insurance Policy, dated March 9, 1999, and issued and delivered by MBIA Insurance Corporation.

                  4.3 Conveyance Agreement, dated March 9, 1999, among Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp., Advanta Bank Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), the Sponsor, Advanta Conduit Receivables, Inc., as an Affiliate, and Bankers Trust Company of California, N.A., as Trustee.

                  4.4 Master Loan Transfer Agreement, dated March 1, 1999, among the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A., as Trustee.

                  5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of March 9, 1999.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of March 9, 1999.

                  10.1 Indemnification Agreement, dated March 1, 1999, among Salomon Smith Barney, Inc., Lehman Brothers, Morgan Stanley & Co., Inc., Bear Stearns & Co. Inc. and Prudential Securities Incorporated, as Underwriters (the "Underwriters"), MBIA Insurance Corporation, as Certificate Insurer, and the Sponsor.

                  10.2 Guaranty to MBIA Insurance Corporation and Salomon Smith Barney, Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

                  10.3 Guaranty to MBIA Insurance Corporation and Advanta Mortgage Loan Trust 1999-1 issued by Advanta Mortgage Holding Company.

                  23.1 Consent of PricewaterhouseCoopers LLP regarding financial statements of MBIA Insurance Corporation, and their report.*

                  * Previously filed on Form 8-K filed with the Securities and Exchange Commission on February 25, 1999.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ADVANTA MORTGAGE CONDUIT SERVICES, INC., as
                                    Registrant and as Sponsor on behalf of
                                    Advanta Mortgage Loan Trust 1999-1.


                                    By: /s/   Michael Coco
                                        -----------------------
                                        Name:   Michael Coco
                                        Title: Vice President





Dated:  March 22, 1999

                                  EXHIBIT INDEX


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
   Exhibit No.     Description
   -----------     -----------
       1.1         Underwriting Agreement, dated February 24, 1999, between the
                   Sponsor and Salomon Smith Barney as Representative of the
                   Underwriters.

       4.1 Pooling and Servicing Agreement, dated as of March 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

       4.2 Certificate Insurance Policy, dated March 9, 1999, and issued and delivered by MBIA Insurance Corporation.

       4.3 Conveyance Agreement, dated March 9, 1999, among Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp., Advanta Bank Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), the Sponsor, Advanta Conduit Receivables, Inc., as an Affiliate, and Bankers Trust Company of California, N.A., as Trustee.

       4.4 Master Loan Transfer Agreement, dated March 1, 1999, among the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A., as Trustee.

       5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of March 9, 1999.

       8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of March 9, 1999.

      10.1 Indemnification Agreement, dated March 1, 1999, among Salomon Smith Barney, Inc., Lehman Brothers, Morgan Stanley & Co., Inc., Bear Stearns & Co. Inc. and Prudential Securities Incorporated, as Underwriters (the "Underwriters"), MBIA Insurance Corporation, as Certificate Insurer, and the Sponsor.

      10.2 Guaranty to MBIA Insurance Corporation and Salomon Smith Barney, Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

      10.3 Guaranty to MBIA Insurance Corporation and Advanta Mortgage Loan Trust 1999-1 issued by Advanta Mortgage Holding Company.

      23.1         Consent of PricewaterhouseCoopers LLP regarding financial
                   statements of MBIA Insurance Corporation and their report.*
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                  * Previously filed on Form 8-K filed with the Securities and
Exchange Commission on February 25, 1999.